UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154-0004

(Address of principal executive offices) (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 10/31

Date of reporting period: 7/31/2017

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio as of July 31, 2017 (Unaudited)

Deutsche World Dividend Fund

	Shares	Value ($)
Common Stocks 83.4%
Canada 10.5%
Cameco Corp.	682,614	6,991,763
Fairfax Financial Holdings Ltd.	31,784	15,156,131
Wheaton Precious Metals Corp.	277,371	5,633,405
(Cost $25,997,777)		27,781,299
Denmark 2.1%
A P Moller-Maersk AS "B" (Cost $3,571,810)	2,498	5,455,460
France 3.1%
Sanofi (Cost $6,897,192)	86,705	8,285,215
Hong Kong 4.1%
Jardine Matheson Holdings Ltd. (Cost $9,234,909)	170,526	10,881,264
Italy 2.6%
Telecom Italia SpA (RSP) (Cost $5,893,760)	8,311,555	6,823,501
Japan 1.1%
NTT DoCoMo, Inc. (Cost $2,024,172)	125,929	2,927,625
Korea 2.1%
Kia Motors Corp. (Cost $5,373,394)	171,599	5,612,371
Mexico 2.1%
Grupo Televisa SAB (ADR) (Cost $4,809,194)	211,200	5,622,144
Switzerland 12.4%
Cie Financiere Richemont SA (Registered)	80,769	6,861,961
Nestle SA (Registered)	103,206	8,720,130
Novartis AG (Registered)	131,436	11,200,503
Roche Holding AG (Genusschein)	24,500	6,205,130
(Cost $29,117,946)		32,987,724
United Kingdom 16.3%
BAE Systems PLC	644,557	5,115,329
British American Tobacco PLC	120,640	7,502,595
CNH Industrial NV	797,720	9,189,734
GlaxoSmithKline PLC	418,988	8,372,352
Imperial Brands PLC	171,749	7,070,098
Unilever NV (CVA)	103,154	6,020,208
(Cost $35,837,971)		43,270,316
United States 27.0%
AmerisourceBergen Corp.	97,009	9,101,384
Apache Corp.	163,278	8,078,995
Coach, Inc.	116,677	5,500,154
Icahn Enterprises LP (a)	105,994	5,654,780
Leucadia National Corp.	338,167	8,802,487
Mattel, Inc.	135,023	2,703,161
National Oilwell Varco, Inc.	307,617	10,062,152
Philip Morris International, Inc.	40,204	4,692,209
QUALCOMM, Inc.	137,206	7,297,987
Verizon Communications, Inc.	199,586	9,659,962
(Cost $74,670,041)		71,553,271
Total Common Stocks (Cost $203,428,166)		221,200,190
Securities Lending Collateral 2.1%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.91% (b) (c) (Cost $5,622,721)	5,622,721	5,622,721
Cash Equivalents 15.5%
Deutsche Central Cash Management Government Fund, 1.07% (b) (Cost $41,028,548)	41,028,548	41,028,548
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $250,079,435) †	101.0	267,851,459
Other Assets and Liabilities, Net	(1.0)	(2,665,688)
Net Assets	100.0	265,185,771

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
†	The cost for federal income tax purposes was $249,970,466. At July 31, 2017, net unrealized appreciation for all securities based on tax cost was $17,880,993. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,019,067 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,138,074.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2017 amounted to $5,633,280, which is 2.1% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen (Certificate of Deposit)
RSP: Risparmio (Convertible Savings Shares)

At July 31, 2017 the Deutsche World Dividend Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Health Care	43,164,584	20%
Industrials	36,296,567	16%
Consumer Staples	34,005,240	15%
Consumer Discretionary	26,299,791	12%
Energy	25,132,910	11%
Financials	23,958,618	11%
Telecommunication Services	19,411,088	9%
Information Technology	7,297,987	3%
Materials	5,633,405	3%
Total	221,200,190	100.0%
Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2017 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$27,781,299	$—	$—	$27,781,299
Denmark	5,455,460	—	—	5,455,460
France	8,285,215	—	—	8,285,215
Hong Kong	10,881,264	—	—	10,881,264
Italy	6,823,501	—	—	6,823,501
Japan	2,927,625	—	—	2,927,625
Korea	5,612,371	—	—	5,612,371
Mexico	5,622,144	—	—	5,622,144
Switzerland	32,987,724	—	—	32,987,724
United Kingdom	43,270,316	—	—	43,270,316
United States	71,553,271	—	—	71,553,271
Short-Term Investments (d)	46,651,269	—	—	46,651,269
Total	$267,851,459	$—	$—	$267,851,459

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended July 31, 2017, the amount of the transfers between Level 2 and Level 1 was $86,383,366.

Transfers between price levels are recognized at the beginning of the reporting period.

(d)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche World Dividend Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 22, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 22, 2017